UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 10, 2026

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, Colorado 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 10, 2026, Newmont Corporation, a Delaware corporation (“Newmont”), Newmont USA Limited, a Delaware corporation and wholly owned subsidiary of Newmont (“Newmont Member”), Barrick Mining Corporation, a British Columbia corporation (“Barrick”), Barrick Nevada Holding LLC, a Delaware limited liability company (“Barrick Member” and, each of Newmont Member and Barrick Member, a “Member”) and Nevada Gold Mines LLC, a Delaware limited liability company (“Nevada JV”) entered into a Second Amended and Restated Limited Liability Company Agreement of Nevada Gold Mines LLC (the “Second LLC Agreement”), amending and restating the Amended and Restated Limited Liability Company Agreement of Nevada JV, which was filed as Exhibit 10.1 to Newmont’s Current Report on Form 8-K filed on July 5, 2019.

Pursuant to the Second LLC Agreement, Barrick’s Fourmile project and Newmont’s Fiberline and Mike projects (collectively, the “Projects”) will be contributed to Nevada JV simultaneously as soon as reasonably practicable. Within 30 days following the contribution of the Fourmile project, Newmont Member will pay Barrick Member $1.95 billion in cash. In addition, effective as of the date of the contribution of the Projects, (i) Newmont Member will be deemed to have made a capital contribution in the amount of $1.95 billion to Nevada JV, and (ii) Barrick Member will be deemed to have made a capital contribution in the amount of approximately $3.11 billion to Nevada JV. Upon completion of the contribution of the Projects, Nevada JV will assume all liabilities associated with the Projects.

The Second LLC Agreement also modifies the procedures for valuing future contributions of development and exploration properties and calculating dilution of the non-contributing Member’s proportionate interest if the non-contributing Member does not elect to pay its proportionate share of the applicable contribution value. In addition, the Second LLC Agreement amends certain governance approval rights relating to Nevada JV’s senior leadership.

The foregoing description of the Second LLC Agreement and the transactions contemplated thereby does not purport to be a complete description of all the parties’ rights and obligations under the Second LLC Agreement and is qualified in its entirety by reference to the Second LLC Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Concurrently with entering into the Second LLC Agreement, Newmont, Barrick and certain of their affiliates entered into a confidential settlement agreement (the “Settlement Agreement”) resolving all outstanding disputes related to Nevada JV between the parties to the Settlement Agreement. On August 10, 2026, Newmont and Barrick issued a joint press release announcing the matters described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise stated in such filings. Similarly, the information on Newmont’s website shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K constitutes “forward-looking statements” and “forward-looking information” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual events to differ materially from future events expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements include, without limitation, statements regarding the expected contribution of Barrick’s Fourmile and Newmont’s Fiberline and Mike developments into the Nevada Gold Mines joint venture; the consideration to be provided by Newmont to Barrick; the amended joint venture agreement and related governance provisions; and the resolution of outstanding disputes. Forward-looking statements are based on estimates and assumptions that are inherently subject to business, economic, legal, regulatory and other risks and uncertainties. These include risks relating to the completion and timing of the contemplated property contributions; required approvals, consents and conditions; the realization of anticipated benefits from the amended joint venture agreement, enhanced governance, dispute resolution and property contributions; changes in the value, development prospects or performance of the contributed properties; risks associated with jointly controlled assets and joint venture partners; mining operations, permitting, environmental, health and safety matters, community and stakeholder relations; the proposed IPO, including timing, structure, market conditions, approvals and listing requirements; transaction costs; commodity prices, exchange rates, inflation, interest rates, capital markets and broader macroeconomic, geopolitical, legal, tax and regulatory conditions. Actual results may differ materially from those expressed or implied in forward-looking statements. Readers should not place undue reliance on such statements, which are not guarantees of future performance and are qualified by these cautionary statements. Reference is made to Newmont’s most recent annual and other reports filed with the SEC for a more detailed discussion of relevant risks. For a more detailed discussion of risks and other factors that might impact forward-looking statements, see Newmont’s 2025 Annual Report on Form 10-K, filed with the SEC, as well as Newmont’s other SEC filings, available on the SEC website or www.newmont.com. Newmont does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Limited Liability Company Agreement of Nevada Gold Mines LLC, dated August 10, 2026, among Barrick Mining Corporation, Barrick Nevada Holding LLC, Newmont Corporation, Newmont USA Limited and Nevada Gold Mines LLC.

99.1	Press release, dated August 10, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Corporation

Date: August 13, 2026	By:	/s/ Logan Hennessey
Logan Hennessey
Senior Vice President, Deputy General Counsel & Corporate Secretary